Statement of Changes in Net Assets Available for Benefits - EBP 001 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment activity:
Net appreciation in fair value of investments	$ 21,565,271	$ 17,808,570
Dividend and interest income	5,593,757	4,091,431
Total investment income	27,159,028	21,900,001
Contributions:
Participants	11,238,081	10,281,915
Employer, net of forfeitures	7,539,805	6,913,391
Rollovers	1,411,297	4,174,954
Total contributions	20,189,183	21,370,260
Interest income on notes receivable from participants	222,321	139,231
Total additions	47,570,532	43,409,492
Deductions:
Benefits paid to participants	14,199,086	14,417,615
Administrative expenses	150,820	179,532
Total deductions	14,349,906	14,597,147
Net increase	33,220,626	28,812,345
Net assets available for benefits at beginning of year	189,167,135	160,354,790
Net assets available for benefits at end of year	$ 222,387,761	$ 189,167,135